POWER OF ATTORNEY

I, Allan Brandon, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Allan Brandon September 5, 2009
Allan Brandon

POWER OF ATTORNEY

I, Jeffrey K. Cimini, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/Jeffrey K. Cimini April 19, 2010
Jeffrey K. Cimini

POWER OF ATTORNEY

I, Jeffrey K. Cimini, the undersigned President of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a President, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Jeffrey K. Cimini April 19, 2010
Jeffrey K. Cimini

POWER OF ATTORNEY

I, William R. Ebsworth, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ William R. Ebsworth September 11, 2009
William R. Ebsworth

POWER OF ATTORNEY

I, Kathleen M. Graveline, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Kathleen M. Graveline September 5, 2009
Kathleen M. Graveline

POWER OF ATTORNEY

I, Peter G. Johannsen, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Peter G. Johannsen September 14, 2009
Peter G. Johannsen

POWER OF ATTORNEY

I, Malcolm MacKay, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Malcolm MacKay September 7, 2009
Malcolm MacKay

POWER OF ATTORNEY

I, Miles Mei, the undersigned Treasurer of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Treasuruer, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Miles Mei September 16, 2009
Miles Mei

POWER OF ATTORNEY

I, Kathleen A. Murphy, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Kathleen A. Murphy September 7, 2009
Kathleen A. Murphy

POWER OF ATTORNEY

I, Rodney R. Rohda, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Rodney R. Rohda September 6, 2009
Rodney R. Rohda

POWER OF ATTORNEY

I, Roger T. Servison, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 23 to Registration Statement (File No. 33-42376) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Roger T. Servison September 4, 2009
Roger T. Servison

POWER OF ATTORNEY

I, Jon J. Skillman, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Jon J. Skillman September 8, 2009
Jon J. Skillman

POWER OF ATTORNEY

I, G. Michael Slovak, the undersigned Director of Empire Fidelity Investments Life Insurance Company ("Empire Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-130942) of Empire Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Empire Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ G. Michael Slovack September 9, 2009
G. Michael Slovak